EXHIBIT 10.13

                              AMENDED AND RESTATED
                           1997 INCENTIVE BENEFIT PLAN
                                       OF
                              DIALOGIC CORPORATION

          Section 1. Rules of Interpretation; Definitions.

          As used in this Incentive Benefit Plan, (i) the singular includes the plural, and the masculine gender includes the feminine and neuter genders, and vice versa, as the context requires; and (ii) the word "person" includes any natural person and any corporation, firm, partnership or other form of association.

          For purposes of this Incentive Benefit Plan, the following terms shall have the following meanings:

          "Award Authority" means either the Selected Participants Committee or the General Participants Committee, depending upon the context in which such term is used. With respect to Incentives awarded or to be awarded to Selected
Participants, the term "Award Authority" refers to the Selected Participants Committee. With respect to Incentives awarded or to be awarded to Participants other than Selected Participants, the term "Award Authority" refers to the General Participants Committee.

          "Award Date" means the date on which an Incentive is awarded by the Award Authority.

          "Benefit Administration Committee" shall mean a committee of the Board consisting solely of all members of the Compensation Committee who are Disinterested Persons.

          "Board" means the Board of Directors of the Company.

          "Cash Award" means a cash payment by the Company to a Participant as additional compensation for that Participant's services to the Group.

          "Change in Control Event" has the meaning stated in Section 14 hereof.

          "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          "Common Stock" means the Common Stock, no par value, of the Company.

          "Company" means Dialogic Corporation and any successor thereto.

          "Compensation Committee" shall mean the Compensation Committee of the Board, as it may be constituted from time to time.

          "Consultant" shall mean any person who performs consulting services for, or who serves as an advisor to, any member of the Group.

          "Director" means a member of the Board.

          "Disability"  means a  permanent  and total  disability  as defined in
Section 22 of the Code.

          "Disinterested Person" means a person who is an "outside director" within the meaning of Section 162(m) of the Code as amended by the Revenue Reconciliation Act of 1993.

          "Election" has the meaning stated in Section 13.09(a) hereof.

          "Exercise Date" means the date on which the Company receives a notice of the exercise of an Incentive, which notice meets the requirements of the Plan.

          "Fair Market Value" has the meaning stated in Section 13.13 hereof.

          "General Participants Committee" means a committee of one or more members of the Board, none of whom need be a Disinterested Person, to which the Board has delegated certain authority to administer the Plan under Section 3 hereof.

          "Group" means the Company, each "parent corporation" of the Company, and each "subsidiary corporation" of the Company, as these terms are defined in Sections 424(e) and 424(f), respectively, of the Code.

          "In Tandem" means that two Incentives are related to each other such that the number of shares subject to the first Incentive is reduced by the number of shares for which the second Incentive is exercised, and the number of shares subject to the second Incentive is reduced by the number of shares for which the first Incentive is exercised.

          "Incentive Stock Option" means a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

          "Incentives" mean the economic incentives listed in Section 5 hereof that may be awarded under the Plan.

          "Named Executive Officer" shall mean (i) any Selected Participant who is named in any proxy statement of the Company as either the chief executive officer of the Company or as one of the five highest paid (in terms of salary and bonus) executive officers of the Company and (ii) any other Selected Participant designated as a "Named Executive Officer" by the Compensation Committee in a notice delivered by the Compensation Committee to the Secretary of the Company.

          "Non-Statutory Stock Option" means any Stock Option other than an Incentive Stock Option.

          "Participant" means any part-time or full-time employee of, and any Consultant to, any member of the Group to whom an Incentive has been or is to be awarded.

          "Performance Stock Right" means a contingent right to receive Shares upon the achievement of certain performance objectives.

          "Plan" means this 1997 Incentive Benefit Plan of the Company.

          "Qualified Person" means a Participant's legal guardian or legal representative or a deceased Participant's executor, administrator, heir or legatee who has a legal right to or in respect of an Incentive of that Participant.

          "Restricted Stock Award" means the award of Shares by the Company to a Participant at a price that may be below Fair Market Value, or without payment to the Company, but these Shares are subject to restrictions on sale and other transfer and are subject to forfeiture.

          "Retirement" shall have the meaning ascribed to such term in any retirement plan adopted by the Board. In the absence of any such plan, "Retirement" means (i) the voluntary termination of employment by a Participant who is 59-1/2 years old or older unless, prior to such termination, such Participant advises the Company that he intends to be employed on a full-time basis by an employer that is not a member of the Group or (ii) the voluntary termination of employment by any Participant if the Board determines, prior to such termination, that such termination shall be deemed to be a "Retirement" for purposes of the Plan.

          "SAR" means a stock appreciation right relating to the Common Stock and is a right to receive Shares, cash or a combination thereof without payment to the Company.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as it may be amended from time to time.

          "Selected Participant" means (i) any person who (x) is identified as an executive officer of the Company in any Annual Report on Form 10-K filed by the Company pursuant to the Securities Exchange Act or (y) has the title of Executive Vice President, President or Chairman of the Board of the Company or
(z) has the title of Vice President of the Company and reports directly to the President of the Company, (ii) any person who, by virtue of his or her position with the Company, is advised by counsel to the Company that he or she is subject to Section 16 of the Securities Exchange Act, (iii) any Consultant whom the Special Participants Committee determines should receive an Incentive under the Plan and (iv) any other part-time or full-time employee of any member of the Group whom the Special Participants Committee designates, in a notice delivered by the Special Participants Committee to the Secretary of the Company, as a "Selected Participant" for purposes of the Plan. A person who becomes a Selected Participant solely by virtue of clause (i) above shall cease to be a Selected Participant in the event that he or she does not have the title of Vice President, President or Chairman of the Board of the Company and is advised by counsel to the Company that he or she is not an executive officer of the Company. A person who becomes a Selected Participant solely by virtue of clause
(iv) above shall cease to be a Selected Participant when and if the Special Participants Committee delivers a notice to the Secretary of the Company stating that such Participant is no longer to be treated as a Selected Participant.

          "Selected Participants Committee" means either the Compensation Committee or the Benefit Administration Committee, depending upon the context in which the term is used. All actions which this Plan contemplates be taken by the Selected Participants Committee with respect to Named Executive Officers shall be taken by the Benefit Administration Committee if there are at least two Disinterested Persons on the Benefit Administration Committee at that time; in such instances, references to the Selected Participants Committee herein shall constitute references to the Benefit Administration Committee. All actions which this Plan contemplates be taken by the Selected Participants Committee other than with respect to Named Executive Officers, and all actions which this Plan contemplates be taken by the Selected Participants Committee when there are not at least two Disinterested Persons on the Benefit Administration Committee, shall be taken by the Compensation Committee; in such instances, references to the Selected Participants Committee herein shall constitute references to the Compensation Committee. All questions of interpretation as to whether the term "Selected Participants Committee" refers to the Compensation Committee or the Benefit Administration Committee shall be resolved by the Compensation Committee, whose determination shall be final and conclusive.

          "Share" means a share of Common Stock.

          "Stock Award" means an award of Shares by the Company to a Participant on an unrestricted basis as additional compensation and without payment to the Company.

          "Stock Option" means a stock option granted pursuant to the Plan. Any Stock Option which is not designated as an Incentive Stock Option at the time of grant or which ceases to qualify as an "incentive stock option" under the Code shall be deemed to be a Non-Statutory Stock Option for purposes of the Plan.

          "Tax Date" has the meaning stated in Section 13.09(a).

          "Unit of Phantom Stock" means a right to receive, without payment to the Company, cash, dividends or a combination thereof.


          Section 2. Purpose.

          The purpose of the Plan is to advance the interests of the Group by furnishing Incentives designed to attract, retain and motivate employees and, in circumstances identified by the Special Participants Committee, Consultants to the Group. Incentives may consist of opportunities to acquire Shares or cash or both, as provided by the Plan.

          Section 3. Administration.

          3.01. Administrative Body. The General Participants Committee shall have authority to administer the Plan to the express extent provided for in the Plan. Except to the extent that the Plan expressly provides for the General Participants Committee to administer the Plan, the Plan shall be administered by the Special Participants Committee. Any interpretive question regarding whether authority to administer any aspect of the Plan is vested in the Selected Participants Committee or the General Participants Committee shall be resolved by the Special Participants Committee, whose determination shall be final and conclusive. From time to time, the Board shall designate one or more Directors who need not be Disinterested Directors to serve on the General Participants Committee.

          3.02. Award Authority. The Selected Participants Committee shall serve as the Award Authority with respect to the Selected Participants. The General Participants Committee shall serve as the Award Authority with respect to all part-time and full-time employees of each member of the Group other than any such employees who are Selected Participants. Subject to applicable law and the terms of the Plan, the Award Authority shall have plenary authority to (a) award Incentives under the Plan, (b) set the terms, conditions and restrictions of the Incentives, their exercise and all related rights and (c) accelerate the date on which a previously granted Incentive may be exercised. Terms, conditions and restrictions of Incentives may vary from Participant to Participant and from award to award. Acceleration may be to any date, including the date on which an Incentive is granted.

          3.03. Authority of the Selected Participants Committee. Subject to applicable law and the terms of the Plan, the Selected Participants Committee shall have plenary authority, with respect to Incentives granted to all Participants, to (a) prescribe the form of agreements awarding and governing the Incentives, (b) interpret the Plan, (c) establish any rules or regulations relating to the Plan and (d) make all other determinations for the proper administration of the Plan. The Selected Participants Committee's decisions on matters relating to the Plan shall be final and conclusive on the Group, all part-time and full-time employees of, and all Consultants to, all members of the Group, all Participants and their respective successors, assigns, transferees, heirs and representatives.

          3.04 Limitations on the Authority of the General Participants Committee. From time to time, the Selected Participants Committee shall deliver to the General Participants Committee a memorandum setting forth the maximum number of Shares for which the General Participants Committee may award
Incentives during a specified period of time and setting forth the guidelines under which the General Participants Committee may grant such Incentives during such period. Such memorandum may be amended by the Selected Participants Committee at any time. Without the prior approval of the Selected Participants Committee, the General Participants Committee shall not award Incentives in any such period in excess of the applicable maximum Share limit established by the Selected Participants Committee and shall not grant Incentives that do not satisfy the applicable guidelines established by the Selected Participants Committee.


          Section 4. Eligibility.

          4.01. Designation. All part-time and full-time employees of any member of the Group, including officers and directors who are part-time or full-time employees of any member of the Group, are eligible to receive Incentives under the Plan. All Consultants of any member of the Group are eligible to receive Incentives (other than Incentive Stock Options) under the Plan. Directors and officers who are not employees of any member of the Group and who are not Consultants to any member of the Group may not receive Incentives under the Plan.

          4.02. Participants. The Award Authority may consider any factors in selecting Participants and in determining the types and amounts of their Incentives, including, but not limited to, (a) the current or anticipated financial condition of the Group, (b) the contributions by the Participant to the Group and (c) the other compensation provided to the Participant. The Award Authority's award of an Incentive to a person in any year shall not require the Award Authority to award any Incentive to that person in any other year.


          Section 5. Types of Incentives. Incentives may be granted in any one or any combination of the following forms: (a) Non-Statutory Stock Options (Section 7); (b) Incentive Stock Options (Section 7); (c) SARs (Section 8); (d) Units of Phantom Stock (Section 9); (e) Stock Awards (Section 10); (f) Restricted Stock Awards (Section 10); (g) Performance Stock Rights (Section 11); and (h) Cash Awards (Section 12).


          Section 6. Shares Subject to the Plan.

          6.01. Number of Shares. Subject to Section 13.08 hereof, the aggregate number of Shares which may be issued under the Plan shall not exceed the sum of 2,000,000 Shares plus the "Unused Shares". For purposes of the plan, the term "Unused Shares" shall mean the lesser of (i) 400,000 Shares and (ii) the number of Shares that would be available for the award of benefits under the Company's 1988 Incentive Compensation Plan (the "1988 Plan") on December 5, 1998 but for the fact that the 1988 Plan expires (with respect to the grant of new incentive awards) on such date, without giving effect to lapses, cancellations or forfeitures that occur subsequent to such date. For purposes of this Section 6.01, each Unit of Phantom Stock shall constitute a single Share. Subject to
Section 13.08 hereof, the maximum number of Shares which may be issued under the Plan pursuant to Incentive Stock Options is 2,000,000 Shares.

          6.02. Expiration and cancellation. If an Incentive granted under the Plan expires, is terminated, is forfeited or is otherwise canceled before the related Shares are issued, that Incentive and the related Shares, SARs or Units of Phantom Sock shall not apply toward the limits provided in Section 6.01 and shall be available again for the grant of Incentives under the Plan.

          6.03. Maintenance of stock. Shares of Common Stock issued under the Plan shall be authorized and unissued shares or shares of treasury stock. The Company shall always reserve a number of Shares at least equal to the number of Shares which remain issuable pursuant to the Plan.


          Section 7. Stock Options. Each Stock Option granted under the Plan shall be subject to the following terms and conditions:

          7.01. Price. The option price per share shall be determined by the Award Authority; provided, however, that the option price shall not be less than 75% of the Fair Market Value on the Award Date of the Common Stock subject to the option. Any option granted subsequent to February 27, 1997 at an exercise price that is expressly designated at the time of grant as an exercise price of less than 100% of the Fair Market Value on the Award Date of the Common Stock subject to the option shall not vest sooner than three years from the Award Date (and shall not have its vesting accelerated to a date that is less than three years from the Award Date) unless such vesting arises as a result of the optionee's satisfying performance criteria approved by the Committee.

          7.02. Number. The number of Shares subject to Stock Options shall be determined by the Award Authority; provided, however, that the maximum number of Shares covered by Stock Options granted to any Participant in any calendar year shall not exceed 1,000,000 Shares (subject to adjustment pursuant to Section
13.08 hereof).

          7.03. Duration and time for exercise. The Award Date of a Stock Option shall be the date specified by the Award Authority, provided that that date shall not be prior to the date on which the Stock Option is actually granted. With respect to an employee that is granted a Stock Option pursuant to the Plan, the Award Date (i.e., the date of grant) of such Stock Option shall not be prior to the date on which such employee commences employment with a member of the Group. With respect to a Consultant that is granted a Stock Option pursuant to the Plan, the Award Date (i.e., the date of grant) of such Stock Option shall not be prior to the date on which such Consultant commences providing consulting or advisory services to a member of the Group. The term of each Stock Option shall be determined by the Award Authority, but shall not exceed eight years from the date of grant. In the event that the term of a Stock Option is not specified in the applicable grant agreement, the term of such Stock Option shall be eight years from the Award Date. Each Stock Option shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Award Authority at the time of grant; provided, however, that the Special Participants Committee may accelerate the exercisability of a Stock Option granted to any Participant at any time. In the event that the vesting schedule of a Stock Option is not specified in the applicable grant agreement, such Stock Option shall vest in four equal annual 25% installments commencing one year after the date of grant and continuing thereafter on each of the next three annual anniversaries of the date of grant. Unless otherwise specified by the Award Authority, once a Stock Option becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

          7.04. Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice to the Company (Attention: Chief Financial Officer) at its principal office or to such transfer agent as the Company may designate. The notice shall identify the Incentive being exercised and shall contain such other information and terms as the Company may require. The notice shall be accompanied by full payment of the purchase price for the Shares (a) in United States dollars in cash or by check, (b) at the discretion of the Award Authority, by delivery of previously acquired Shares having a Fair Market Value on the date of exercise equal to the exercise price of the Stock Option, or (c) at the discretion of the Award Authority, by a combination of (a) and (b) above. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Option one or more stock certificates representing the Shares.

          7.05. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Incentive Stock Options:

          (a) the aggregate Fair Market Value on the Award Date of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Group) shall not exceed $100,000;

          (b) all Incentive Stock Options must be granted on or before February 26, 2007;

          (c) unless exercised sooner, each Incentive Stock Option shall expire no later than 8 years after the Award Date for that Incentive Stock Option;

          (d) the option price for each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Shares subject to the option on the Award Date of that Incentive Stock Option;

          (e) only part-time or full-time employees of any member of the Group are eligible to receive an Incentive Stock Option;

          (f) no Incentive Stock Option shall be granted to any person who, at the time that option is granted, owns (within the meaning of Section 422 of the Code) stock having more than 10% of the total combined voting power of all classes of stock of the Company or any member of the Group, unless the option price is equal to at least 110% of the Fair Market Value of the Shares subject to the option on the Award Date and the option is not exercisable later than five years from the Award Date;

          (g) Incentive Stock Options may be issued alone or with other Incentives (including Non-Statutory Stock Options) but may not be issued In Tandem with Non-Statutory Stock Options; and

          (h) each Incentive Stock Option agreement referred to in Section 13.06 shall contain or be deemed to contain all provisions required in order to qualify those Stock Options as incentive stock options under Section 422 of the Code, and the provisions of the Plan shall be interpreted and construed to effect such treatment under that Section of the Code.


          Section 8. Stock Appreciation Rights. An SAR may be granted by the Award Authority (i) together with any Stock Option granted under the Plan, in which case it shall be exercisable with and in addition to that Stock Option,
(ii) In Tandem with any Stock Option granted under the Plan (except with respect to an Incentive Stock Option if the grant of the SAR would cause the Incentive Stock Option not to qualify as such under Section 422 of the Code) or (iii) alone, without reference to any Stock Option. Each SAR granted under the Plan shall be subject to the following terms and conditions:

          8.01. Number. Subject to Section 13.15 hereof, each SAR shall relate to such number of Shares as shall be determined by the Award Authority.

          8.02. Duration and Time for Exercise. The Award Date of an SAR shall be the date specified by the Award Authority, provided that that date shall not be before the date on which the SAR is actually granted. With respect to an employee that is granted an SAR pursuant to the Plan, the Award Date (i.e., the date of grant) of such SAR shall not be prior to the date on which such employee commences employment with a member of the Group. With respect to a Consultant that is granted an SAR pursuant to the Plan, the Award Date (i.e., the date of grant) of such SAR shall not be prior to the date on which such Consultant commences providing consulting or advisory services to a member of the Group. The term of each SAR shall be determined by the Award Authority, but shall not exceed eight years from the date of grant. In the event that the term of an SAR is not specified in the applicable grant agreement, the term of such SAR shall be eight years from the Award Date. Each SAR shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Award Authority at the time of grant; provided, however, that the Selected Participants Committee may accelerate the exercisability of an SAR granted to any Participant at any time. Unless otherwise specified by the Award Authority, once an SAR becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

          8.03. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company (Attention: Chief Financial Officer) at its principal office or to such transfer agent as the Company shall designate. The notice shall identify the Incentive being exercised and shall contain such other information and terms as the Special Participants Committee may require. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the SAR stock certificates for the Shares, cash or a combination thereof to which that person is entitled under Section 8.04 hereof.

          8.04. Payment. When the Award Authority awards an SAR, it shall specify whether the SAR is exercisable (a) in United States dollars in cash or by check, (b) for Shares only, (c) for any combination thereof as specified by the person exercising the SAR at the time of the exercise of the SAR or (d) for any combination thereof as specified by the Award Authority at the time of the exercise of the SAR. The following provisions apply with respect to the exercise of an SAR under the Plan:

          (a) If an SAR is exercisable for Shares, the number of Shares issuable upon the exercise of the SAR shall be determined by dividing:

               (i) the number of Shares for which the SAR is exercised multiplied by the amount of the appreciation per Share (for this purpose, the "appreciation per Share" shall be the amount by which the Fair Market Value of a Share on the Exercise Date exceeds (A) in the case of an SAR granted In Tandem with a Stock Option, the exercise price or (B) in the case of an SAR granted alone without reference to a Stock Option, the Fair Market Value of a Share on the Award Date of the SAR); by

               (ii) the Fair Market Value of a Share on the Exercise Date.

          (b) If an SAR is exercisable for cash, the amount of cash payable upon exercise shall be equal to the Fair Market Value of a Share on the Exercise Date multiplied by the number of Shares that would be issuable if the SAR were exercised for Shares.

          (c) No fractional Shares shall be issued upon the exercise of an SAR. Instead, the holder of the SAR shall receive a cash payment equal to the Fair Market Value of the fractional share. Notwithstanding the foregoing, the Selected Participants Committee may decide to pay cash to Participants covered by Section 16 of the Securities Exchange Act only if the Company, the Special Participants Committee and the Participant comply with all applicable provisions of such Section 16 and the related regulations.


          Section 9. Phantom Stock. Each Unit of Phantom Stock granted under the Plan shall be subject to the following terms and conditions:

          9.01. Number. Each Unit of Phantom Stock shall relate to one Share.

          9.02. Duration and Time for Exercise. The Award Date of a Unit of Phantom Stock shall be the date specified by the Award Authority, provided that that date shall not be before the date on which the Unit of Phantom Stock is actually granted. With respect to an employee that is granted a Unit of Phantom Stock pursuant to the Plan, the Award Date (i.e., the date of grant) of such Unit of Phantom Stock shall not be prior to the date on which such employee commences employment with a member of the Group. With respect to a Consultant that is granted a Unit of Phantom Stock pursuant to the Plan, the Award Date (i.e., the date of grant) of such Unit of Phantom Stock shall not be prior to the date on which such Consultant commences providing consulting or advisory services to a member of the Group. The term of each Unit of Phantom Stock shall be determined by the Award Authority, but shall not exceed eight years from the date of grant. In the event that the term of a Unit of Phantom Stock is not specified in the applicable grant agreement, the term of such Unit of Phantom Stock shall be eight years from the Award Date. Each Unit of Phantom Stock shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Award Authority at the time of grant; provided, however, that the Selected Participants Committee may accelerate the exercisability of a Unit of Phantom Stock at any time. Unless otherwise specified by the Award Authority, once a Unit of Phantom Stock becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation.

          9.03. Exercise. A Unit of Phantom Stock may be exercised, in whole or in part, by giving written notice to the Company (Attention: Chief Financial Officer) at its principal office or to such transfer agent as the Company shall designate. The notice shall identify the Incentive being exercised and shall contain such other information and terms as the Board shall require. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Unit of Phantom Stock the amount of cash to which that person is entitled under Section 9.04.

          9.04. Payment.

          (a) When the Award Authority awards a Unit of Phantom Stock, the Award Authority shall specify whether that unit is entitled to the dividends that would accrue to a single Share. If any Unit of Phantom Stock is so entitled, dividends shall be paid on the unit as if the unit were a Share.

          (b) The amount of cash payable upon exercise of a Unit of Phantom Stock shall be the excess of Fair Market Value of one Share on the Exercise Date over the Fair Market Value of one Share on the Award Date.


          Section 10. Stock Awards and Restricted Stock Awards. Stock Awards and Restricted Stock Awards shall be subject to the following terms and conditions:

          10.01. Number of Shares. The number of Shares to be issued by the Company to a Participant under a Stock Award or a Restricted Stock Award shall be determined by the Award Authority; provided, however, that no more than 500,000 Shares may be issued under all Stock Awards and Restricted Stock Awards (independent of the number of Shares covered by Performance Stock Rights) granted pursuant to the Plan.

          10.02. Sale Price. The Approval Authority shall determine the prices, if any, at which Shares issued under a Restricted Stock Award shall be sold to a Participant, which prices may vary from time to time and among Participants and which may be below the Fair Market Value of Shares at the date of sale. The Shares of Restricted Stock awarded at a price must be paid for (a) in United States Dollars in cash or by check, (b) at the discretion of the Award Authority, by delivery of Shares having a Fair Market Value equal on the purchase date to the purchase price or (c) at the discretion of the Award Authority, by a combination of (a) and (b) above.

          10.03. Duration. Shares of restricted stock that are to be sold to the Participant must be fully paid for by the Participant within the time specified by the Award Authority. If payment is not timely made, the Incentive shall lapse and terminate.

          10.04. Delivery. As soon as practicable after granting a Stock Award, the Company shall deliver to the Participant one or more stock certificates for the Shares awarded. As soon as practicable after granting a Restricted Stock Award and, if the restricted stock is to be sold to the Participant, after payment of the full purchase price, the Company shall deliver one or more stock certificates for the Shares as provided in Section 10.07.

          10.05. Restrictions. All Shares issued under a Restricted Stock Award shall be subject to such restrictions as the Award Authority may determine, including, but not limited to, any or all of the following:

          (a) a prohibition against the sale, transfer, pledge, encumbrance or other disposition of the Shares. Such a prohibition shall lapse at the time or times that the Award Authority may determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the Participant, or otherwise); and

          (b) a requirement that the Participant forfeit (or in the case of Shares sold to a Participant, resell to the Company at the same price at which the Participant purchased the Shares) all or any part of those Shares if the Participant's employment is terminated during any period in which those Shares are subject to restrictions.

          10.06 Limitation. Notwithstanding the foregoing, all Shares issuable pursuant to a Restricted Stock Award shall be subject to at least one of the following conditions:

          (a) the Participant shall be required to forfeit the Shares if the Participant ceases to be employed by a member of the Group within three years after the date of grant; or

          (b) the Participant shall be required to forfeit the Shares if the Participant fails to satisfy performance criteria approved by the Committee.

          10.07. Escrow. Shares of Common Stock issued under a Restricted Stock Award shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, in escrow with the Company. Each stock certificate for those Shares shall bear a legend in substantially the following form:

          "The transfer of this certificate and the shares of Common Stock represented by it is subject to the terms and conditions (including conditions of forfeiture) contained in the 1997 Incentive Benefit Plan of Dialogic Corporation (the "Company") and an agreement entered into between the registered owner and the Company. Copies of the Plan and agreement are on file in the office of the Secretary of the Company."

          10.08. End of restrictions. After the restrictions have expired, stock certificates evidencing the Shares shall be delivered to the Participant free of such legend. The Shares, however, shall remain subject to all other restrictions stated in the Plan or in the agreement providing for that Incentive.

          10.09. Stockholder. Subject to the terms and conditions of the Plan and any other restrictions determined by the Award Authority and set forth in the agreement for the Restricted Stock Award, each Participant who receives Shares under a Restricted Stock Award shall have all of the rights of a stockholder during any period in which the Shares are subject to restrictions, including, but not limited to, the right to vote the Shares. Dividends on restricted Shares paid in cash or property shall be held in escrow together with the restricted Shares and shall not be released to the Participant unless and until the restrictions lapse or the conditions to release are satisfied. Dividends payable in Shares or other stock, however, shall be paid in restricted Shares subject to all provisions of this Section 10.


          Section 11. Performance Stock Rights. The award of Performance Stock Rights shall be subject to such terms and conditions as the Award Authority considers appropriate. Each award of a Performance Stock Right shall include the performance objectives to be achieved by the Group or the Participant or both the Group and the Participant. The number of Shares to be issued by the Company to a Participant under a Performance Stock Right shall be determined by the Award Authority; provided, however, that no more than 500,000 Shares may be issued under all Performance Stock Rights (independent of the number of Shares covered by Stock Awards and Restricted Stock Awards) granted pursuant to the Plan. If the performance objectives are achieved, the Participant shall be issued a number of Shares equal to the number of Performance Stock Rights granted to that Participant. In the event that the performance objectives for a particular Performance Share Unit relate solely to continued employment, three years from the date of grant of such Unit shall be the minimum period of continued employment required in order to satisfy such performance objectives.


          Section 12. Cash Awards. The amount of any Cash Award shall be determined by the Award Authority. Cash Awards shall be subject to such other terms and conditions as the Award Authority may determine.


          Section 13. General.

          13.01. Effective Date; Effectiveness. The Plan was adopted by the Board on February 27, 1997. Any Incentive granted pursuant to the Plan prior to the date on which the shareholders of the Company approve the Plan shall be granted subject to the condition that the shareholders of the Company approve the Plan on or before February 26, 1998. This Plan shall be void and of no effect if such shareholder approval is not given on or before February 26, 1998.

          13.02. Duration. Unless the Plan is terminated earlier, the Plan shall terminate on February 26, 2007. No Incentive or other rights under the Plan shall be granted thereafter. The Board, without further approval of the Company's stockholders, may at any time before that date terminate or suspend the Plan. After termination of the Plan, no further Incentives may be granted under the Plan. Incentives granted before any termination or suspension of the Plan shall continue to be exercisable in accordance with the terms of such Incentives.

          13.03. Limited Transferability of Incentives. Except as provided in the balance of this Section 13.03, no Option granted under this Plan shall be transferable otherwise than by will or the law of descent and distribution following the Optionee's death, and during the lifetime of the Optionee, shall be exercisable only by him or for his benefit by his attorney in fact or guardian. An Incentive other than an Incentive Stock Option may, in connection with a Participant's estate plan and with the approval of the Award Authority, be assigned in whole or in part during the Participant's lifetime to one or more members of the Participant's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Incentive pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Incentive immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Award Authority may deem appropriate.

          13.04. Effects of Termination of Employment or Death. Each agreement providing for an Incentive shall include such provisions as the Award Authority may determine for the exercise and termination of the Incentive, the rights thereunder and the forfeiture thereof, in each case if the Participant ceases to be an employee of, or a Consultant to, the Company or any member of the Group for any reason; provided, however, that notwithstanding any provision to the contrary herein or in any Incentive Agreement, the provisions of Section 13.05 shall govern in the event that the employment of an employee-holder of a Stock Option or SAR terminates as a result of death, Disability or Retirement or in the event that the employment of an employee-holder of a Stock Option or SAR is terminated by the Company either with "cause" or without "cause" (any determination of "cause" to be made by the Special Participants Committee and to be binding and conclusive for purposes of the Plan) or is terminated voluntarily by such employee-holder. Subject to Section 13.05(e) hereof, an employee's employment shall be deemed to have terminated when the Company gives the employee notice of termination or receives a notice of termination from the employee, irrespective of the subsequent payment of salary, wages or severance or other benefits. The Special Participants Committee's determination as to whether a leave of absence (whether or not with approval of the Company or by reason of military or governmental service) constitutes termination of employment for purposes of the Plan shall be binding and conclusive.

          13.05 Termination of Employment as a Result of Death, Disability or Retirement; Other Terminations of Employment. Notwithstanding any provision to the contrary herein or in any Incentive Agreement, the following provisions shall apply with respect to Stock Options and SARs held by an employee-Participant at the termination of such Participant's employment with members of the Group in the event that such Participant's employment terminates as a result of death, Disability or Retirement or in the event that such Participant's employment is terminated by the Company either with "cause" or without "cause" (any determination of "cause" to be made by the Special Participants Committee and to be binding and conclusive for purposes of the
Plan):

               (a) If such employment terminates as a result of death, the Participant's Stock Options and SARs shall be deemed fully exercisable as of the date of death and such Participant's estate shall have the right to exercise the Participant's Stock Options and SARs for a period ending on the earlier of the expiration dates of such Stock Options and SARs or three years from the date of termination of employment.

               (b) If such employment terminates as a result of Disability, the Participant's Stock Options and SARs shall be deemed fully exercisable as of the date that the Participant is notified that he will not longer be employed by any members of the Group (the "Notification Date") and such Participant shall have the right to exercise his Stock Options and SARs for a period ending on the earlier of the expiration dates of such Stock Options and SARs or three years from the Notification Date, provided that if an Incentive Stock Option is exercised beyond the last date consistent with treatment of such option as an "incentive stock option" under the Code, such option shall be deemed to be a Non-Statutory Stock Option hereunder.

               (c) If such employment terminates as a result of Retirement, the Participant shall have the right to exercise his Stock Options and SARs for a period ending on the earlier of the expiration dates of such Stock Options and SARs or three years from the date of termination of employment, provided that unless the Special Participants Committee determines otherwise (i.e., determines that some or all of a retiring Participant's unvested Stock Options be deemed fully vested) with respect to a particular Retirement, such Stock Options and SARs shall be exercisable by the Participant after Retirement only to the extent exercisable on the date of termination of employment and provided that if an Incentive Stock Option is exercised beyond the last date consistent with treatment of such option as an "incentive stock option" under the Code, such option shall be deemed to be a Non-Statutory Stock Option hereunder.

               (d) If such employment is terminated by the Company without "cause", the Participant shall have the right to exercise his Stock Options and SARs for a period ending on the earlier of the expiration dates of such Stock Options and SARs or three months from the date of termination of employment, provided that such Stock Options and SARs shall be exercisable by the Participant after termination of employment only to the extent exercisable on the date of termination of employment.

               (e) If such employment is terminated by the Company with "cause", all Stock Options and SARs held by such Participant shall terminate as of the date on which such employment terminates.

               (f) In the event that an employee continues to serve as a director or Consultant of any member of the Group after such employee ceases to be employed by any member of the Group, the employee shall, for purposes of the Plan, be deemed to continue in the employment of the Company until such time that such person ceases to serve as a director of, Consultant to or employee of any member of the Group; provided that if an Incentive Stock
               Option is exercised beyond the last date consistent with treatment of such option as an "incentive stock option" under the Code, such option shall be deemed to be a Non-Statutory Stock Option hereunder.

Unless otherwise provided by the Award Authority in the applicable Incentive Agreement or at the time of termination of employment, if a Participant voluntarily terminates his or her employment with all members of the Group, the Participant shall have the right to exercise his Stock Options and SARs for a period ending on the earlier of the expiration dates of such Stock Options and SARs or three months from the date of termination of employment, provided that such Stock Options and SARs shall be exercisable by the Participant after termination of employment only to the extent exercisable on the date of termination of employment. The Award Authority may provide at any time before or within one week after such voluntary termination of employment that a Participant's right to exercise Stock Options or SARs in such instance shall terminate as of the date of termination of employment.

          13.06. Incentive Agreements. Except in the case of Cash Awards, the terms of each Incentive shall be stated in an agreement between the Company and the Participant in a form approved by the Special Participants Committee. The Participant must execute and deliver the agreement to the Company as a condition to the effectiveness of the Incentive. The Award Authority may also determine to enter into agreements with holders of options (a) to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as Non-Statutory Stock Options or (b) to eliminate SARs for all or part of such options and any other previously issued options. All such agreements may contain such terms and conditions as the Award Authority considers advisable that are not inconsistent with the Plan, including, but not limited to, transfer restrictions, rights of first refusal, forfeiture provisions, representations and warranties of the Participant and provisions to ensure compliance with all applicable laws, regulations and rules as provided in
Section 13.07 hereof.

          13.07. Compliance with Law. The Company may determine, in its sole discretion, that it is necessary or desirable to list, register or qualify (or to update any listing, registration or qualification of) any Incentive or the Shares issuable or issued under any Incentive or the Plan on any securities exchange or under any federal or state securities law, or to obtain consent or approval of any governmental body as a condition of, or in connection with, the award of any Incentive, the issuance of Shares under any Incentive or the Plan, or the removal of any restrictions imposed on such Shares. If the Company makes such a determination, the Incentive shall not be awarded or the Shares shall not be issued or the restrictions shall not be removed, as applicable, in whole or in part, unless and until the listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company's obligation to sell or issue Shares under an Incentive is subject to compliance with all applicable laws and regulations. The Special Participants Committee, in its sole discretion, shall determine whether the sale and issue of Shares is in compliance with all applicable laws and regulations.

          13.08. Adjustment. If the outstanding Shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of securities of the Company or of another corporation, by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of securities or dividend payable in corporate securities, then an appropriate adjustment shall be made by the Board in the number, kind and/or price of Shares for which Incentives may be granted under the Plan. In addition, the Special Participants Committee shall make appropriate adjustment in the number, kind and/or price of Shares as to which outstanding Incentives, or portions thereof then unexercised, shall be exercisable. In the event of any such adjustment, the exercise price of any Stock Option, the performance objectives, restrictions or other terms and conditions of any Incentive and the Shares issuable under any Incentive shall be adjusted as and to the extent appropriate, in the sole and absolute discretion of the Special Participants Committee, to provide each Participant with substantially the same relative rights before and after such adjustment to the extent practical.

          13.09. Withholding.

          (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition to any award, payment or issuance of Shares under the Plan any taxes required to be withheld by Federal, state or local law. Subject to Section 13.09(b) hereof, whenever a Participant is required to pay to the Company an amount required to be withheld under applicable tax laws in connection with a distribution of Shares or cash or upon exercise of a Stock Option or SAR, the Participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution that number of Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on the Fair Market Value of the Shares on the date on which the amount of tax to be withheld is determined ("Tax Date"). Each Election must be made before the Tax Date.

          (b) The Special Participants Committee may disapprove any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make an Election shall not apply to that Incentive. An Election is irrevocable.

          (c) If a Participant is subject to the restrictions of Section 16 of the Securities Exchange Act, then an Election is subject to the following additional restrictions:

               (i) No Election shall be effective for a Tax Date that occurs within six months of the Award Date of the Incentive; and

               (ii) The Election must be made six months before the Tax Date.

          13.10. No right to a Continued Relationship. No employee-Participant under the Plan shall have any right to continue in the employ of the Company or any member of the Group for any period of time because of such employee's participation in the Plan. No Consultant-Participant under the Plan shall have any right to continue as a consultant or advisor to the Company or any member of the Group for any period of time because of such Consultant's participation in the Plan.


          13.11. No Right as Stockholder. No Participant or Qualified Person shall have the rights of a stockholder with respect to the Shares covered by an Incentive unless a stock certificate is issued to that person for the Shares. No adjustment shall be made for cash dividends or similar rights for which the record date is before the date on which such stock certificate is issued.

          13.12. Amendment of the Plan. The Board may amend the Plan from time to time in such respects as the Board deems advisable. No such amendment, however, shall change or impair an Incentive without the consent of the Participant or Qualified Person holding that Incentive.

          13.13. Definition of Fair Market Value. Whenever the "Fair Market Value" of the Common Stock is to be determined as of a particular date (the "Valuation Date") for purposes of the Plan, "Fair Market Value" shall be determined as follows:

          (a) If the Common Stock is quoted on the Nasdaq Stock Market on the Valuation Date, "Fair Market Value" shall equal the average of (i) the highest sales price of the Common Stock as reported on the Nasdaq Stock Market on the Valuation Date and (ii) the lowest sales price of the Common Stock as reported on the Nasdaq Stock Market on the Valuation Date.

          (b) If the Common Stock is then traded on a national securities exchange, "Fair Market Value shall equal the average of (i) the highest sales price of the Common Stock as reported on such exchange on the Valuation Date and
(ii) the lowest sales price of the Common Stock as reported on such exchange on the Valuation Date.

          (c) If the Common Stock is not publicly traded at the time that "Fair Market Value" is to be determined under the Plan, "Fair Market Value" shall be determined in good faith by the Special Participants Committee.

          13.14. Repurchase, Replacement and Substitution of Options. Upon approval of the Board, the Company may repurchase a previously granted Stock Option from a Participant by mutual agreement before that Stock Option has been exercised upon such terms and conditions as the Company and the Participant shall agree, provided that the purchase price per Share shall not exceed the amount by which the Fair Market Value of the Common Stock subject to the option on the date of purchase exceeds the exercise price. The Award Authority may agree to the cancellation of Stock Options in order to make a Participant eligible for the grant of a replacement Stock Option at a lower price than the option to be canceled. In the event of a merger or consolidation in which the Company is the effective survivor, or the acquisition by the Company of property or stock of an acquired corporation or any reorganization or other transaction qualifying under Section 424 of the Code, the Company may substitute Stock Options under the Plan for options under a plan of the acquired corporation, provided that (a) the excess of the aggregate Fair Market Value of the Shares subject to the option immediately after the substitution over the aggregate option price of such Shares is not more than the similar excess immediately before such substitution, and (b) the new option does not give the Participant or Qualified Person holding that Stock Option additional benefits. In the event that (x) the Company should adopt a plan of reorganization pursuant to which (i) it shall merge into, consolidate with, or sell substantially all of its assets to, any other corporation or entity or (ii) any other corporation or entity shall merge into the Company in a transaction in which the Company shall not be the effective survivor, then the Company shall have the right to provide for all Incentives granted hereunder to be assumed by the acquiring or surviving corporation on such terms as the Selected Participants Committee shall determine to be appropriate.

          13.15. Fractional and Minimum Shares; Maximum Shares In no event shall a fraction of a Share be purchased or issued under the Plan without approval of the Special Participants Committee. The Special Participants Committee may specify a minimum number of Shares for which each Stock Option and/or SAR must be exercised, which number, however, shall not be more than 100.

          13.16 Application of Funds. The proceeds received by the Company from the sale of Shares under the Plan shall be used for general corporate purposes.

          13.17 Other Incentives and Plans. Nothing in the Plan shall prohibit any member of the Group from establishing other employee incentives and plans.

          13.18 Governing Law. The validity and construction of the Plan and of each agreement evidencing Incentives shall be governed by the laws of the State of New Jersey, excluding the conflict-of-laws principles thereof.


          14. Change in Control. In the event that a "Senior Level Optionee" (as defined herein) experiences a "Termination Event" (as defined herein) within twelve months after a "Change in Control Event" (as defined herein) occurs, all Stock Options granted hereunder which are held by such Senior Level Optionee on the date that such Termination Event occurs (the "Termination Date") shall be deemed to be fully vested hereunder as of such Termination Date for purposes of determining the exerciseability of such Stock Options on and after such Termination Date and all restrictions on Restricted Shares shall be lifted. In addition, if a Change In Control Event results in the criteria for the elimination of restrictions on Restricted Shares being no longer measurable, such restrictions shall be deemed to be immediately lifted. However, if the Board of Directors determines that the acceleration of vesting of Restricted Shares for any individual recipient of Restricted Shares would prevent the Company from engaging in a proposed pooling transaction resulting in Change of Control, such acceleration of vesting shall not take place. For purposes of the Plan, the term "Change in Control Event" shall mean any of the following events:

          (a) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Company, other than any person or group of persons who held such total voting power on April 10, 1994 (the day before the Company commenced its initial public offering), possessing 50.1% or more of the total voting power of the capital stock of the Company;

          (b) the approval by the stockholders of the Company of (i) any consolidation or merger of the Company, in which the holders of voting stock of the Company immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company; or

          (c) a change of 50% (rounded to the next whole percent) in the membership of the Board within a 12-month period, unless the election, or nomination for election by stockholders, of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of such 12-month period.

          For purposes of this Section 14, a Senior Level Optionee shall be deemed to have experienced a "Termination Event" if, and only if, within twelve months after a "Change in Control Event" occurs, (i) such Senior Level Optionee's employment with the Company or any subsidiary thereof is terminated by the Company or such subsidiary without cause, (ii) such Senior Level Optionee's base salary (excluding bonuses and/or commissions) is reduced by more than 10% per annum or (iii) the duties and responsibilities of such Senior Level Optionee are substantially reduced without such Senior Level Optionee's consent.

          For purposes of Section 14, the term "Senior Level Optionee" shall mean the Company's Chairman of the Board, the Company's Chief Executive Officer, the Company's Chief Financial Officer, each Executive Vice President of the Company, the Company's General Counsel and each Vice President of the Company who, on the date on which a Change in Control Event occurs, reports directly to the Company's Chief Executive Officer pursuant to the Company's then existing table of organization. Such definition shall also include each of the following individuals:

                  John Alfieri                       John Landau
                  Geno Alissi                        Steve Leyland
                  Russ Dauer                         Gary Marks
                  Larry Fromm                        John Taylor
                  Stephane Goubau                    Dean Trumbull
                  Robert Heymann                     Steve Krupinski